The
                                    Southeastern
                                       Thrift
                                      and Bank
                                      Fund, Inc.

                                    ANNUAL REPORT

                                   December 31, 1996



DIRECTORS

Victor L. Andrews
Franklin C. Golden
Robert G. Freedman
Fred G. Steingraber
Donald R. Tomlin
H. Hall Ware III

OFFICERS

Victor L. Andrews
Chairman
Franklin C. Golden
President
James B. Little
Treasurer
James K. Schmidt
Vice President
Renaldo Pascual
Secretary

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN, TRANSFER AGENT,
DISTRIBUTION DISBURSING AGENT
AND REGISTRAR

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

LEGAL COUNSEL

Kilpatrick & Cody
1100 Peachtree Street
Atlanta, Georgia 30349-4530

INDEPENDENT AUDITORS

Deloitte & Touche LLP
125 Summer Street
Boston, Massachusetts 02110-1617


Listed: NASDAQ Symbol: STBF
John Hancock Closed-End Funds:
1-800-843-0090



A 1 1/4" x 1" photo of Dr. Victor L. Andrews, Chairman of the Board of Directors, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

To the amazement of many, the stock market posted another record-setting year in 1996, advancing to all-time highs. As they were in 1995, financial stocks -- including banks -- were among 1996's leaders as the slow growth, low inflation and fairly stable interest-rate environment continued. We are pleased to report that The Southeastern Thrift and Bank Fund, Inc. participated strongly for a second straight year in the market's advances. For the 12 months ending December 31, 1996, the Fund posted a total return of 25.06% at net asset value, a level a little higher than the S&P 500-Index and much higher than was recorded for the smaller stocks in the Russell 2000 Index for the same period.

After such a run-up, it's only prudent to temper expectations going forward. Trees don't grow to the sky, and bull markets don't go on unabated. That said, however, there are a number of reasons why we remain as optimistic as ever about the prospects for bank and thrift stocks in 1997. Not the least of them is the fact that banks right now have some of the strongest fundamentals -- balance sheet strength, loan losses, dividend and earnings growth -- that we've seen in the last 30 years. Lower insurance premiums have also been a help. Even so, bank and thrift stocks remain inexpensive when compared to the overall market, making them even more attractive. Another plus has been the regulatory environment, which continues to be favorable, as portfolio manager Jim Schmidt details in his commentary on the following pages.

At the end of 1996, the Board of Directors decided to retain the Fund's net long-term capital gains in excess of capital losses for the year ended December 31, 1996. The Fund pays capital gains taxes on these long-term net capital gains. As it has for the last several years, the Board made its decision based on its belief that the Fund continues to have the ability to earn outstanding returns on this reinvested capital. The Board plans to continue its active consideration of this policy.

Very truly yours on behalf of the Directors and Officers of the Fund.

/S/ Victor L. Andrews

Dr. Victor L. Andrews, Chairman of the Board of Directors



BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGER

The Southeastern
Thrift and Bank Fund, Inc.

Bank stocks lead the pack in 1996 market advance

The year ending December 31, 1996 was a good one for the equity market as a whole and an even better one for bank stocks. For the year, The Southeastern Thrift and Bank Fund, Inc. produced a total return of 25.06% at net asset value. This performance compares favorably to the 22.95% total return for the Standard & Poor's 500-Stock Index, although it lags the 28.01% total return for the average open-end financial services fund, according to Lipper Analytical Services.

Investors have come to embrace an economic outlook of slow growth, low inflation and stable interest rates. This is an ideal environment for banks because they are able to achieve moderate growth in loans and earnings without taking undue risks. If the economy were growing more rapidly, earnings would be temporarily inflated but the stage would be set for an eventual economic slowdown or recession that would cause a dramatic increase in loan losses. Banks do not earn enough money during an economic boom to make up for what they lose during a bust. Slow, plodding growth of 2-3%, year after year, is what we hope for as bank investors.

In 1996, small- and mid-sized bank and thrift stocks, on which the Fund concentrates, enjoyed good returns, but failed to keep up with shares of superregional and money center banks. The smaller banks lagged in part because there were fewer mergers than we expected in 1996. On the other hand, fundamental investors were rewarded because earnings turned out to be even stronger than we anticipated. Our holdings reported average earnings per share gains of about 15% over 1995 results. We think there will be a resurgence of merger activity in 1997 as the feasibility of many acquisitions has improved. That's because the larger banks that we consider to be the primary buyers saw their stock prices increase more than those banks that we consider takeover targets. As a result, in most cases it is easier for a large bank to pay a premium for a smaller one without realizing earnings dilution. We continue to see plenty of solid, long-term investment value in the smaller stocks the Fund holds. Their favorable fundamentals, inexpensive valuations and takeover value all bode well for these stocks.


A 2 1/4" x 3 1/2" photo of fund portfolio management team at bottom left. Caption reads: "James K. Schmidt (seated) and Fund management team members Patricia Ouimet and (Standing l-r) James Boyd, Thomas Finucane, Gerard Cronin."

"...1996
proved to be
an excellent
year for bank
earnings."

Chart with the heading "Top Five Common Stock Holdings" at top of left hand column. Within the chart there are five listings: 1) Union Planters Corp. 5.4%; 2) First Union Corp. 5.2%; 3) Southtrust Corp. 4.9%; 4) Southern National Corp. 4.8%; 5) NationsBank Corp. 3.0%. Footnote at bottom reads "As a percentage of net assets at December 31, 1996."

"...bank
stocks
are 33%
cheaper
than the
overall stock
market."

The positive earnings beat goes on...

As we mentioned above, 1996 proved to be an excellent year for bank earnings. Several components of the earnings equation were slightly better than we had predicted -- loan growth, credit losses, and non-interest revenues. In addition, many banks have continued aggressive share repurchase programs, thereby shrinking the denominator in the earnings-per-share calculation. In 1997, we are looking for earnings to advance by another 10%. Based on this estimate, banks are selling for an average of 12 times earnings. This compares to nearly 18 times 1997 earnings for the S&P 500 and means that the bank stocks are 33% cheaper than the overall stock market.



Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Roosevelt Financial followed by an up arrow and the phrase "Missouri thrift agrees to merger with Mercantile." The second listing is South Street Financial followed by an up arrow and the phrase "Market applauds this thrift's conversion." The third listing is Security First Network Bank followed by a down arrow and the phrase "Soft market for technology IPOs." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."

Stock repurchases

Stock repurchases deserve a special mention here because of their extraordinary importance to bank investors. A string of very profitable years has left the banking industry with very strong capital ratios. This is both a blessing and a curse because while high levels of equity contribute to safety and soundness, it is difficult for a bank to earn a satisfactory return on equity unless it is fully leveraged. Leverage is traditionally accomplished by aggressively booking additional loans. This could lead to imprudent lending standards, which would eventually culminate in drastically increased loan charge-offs. Fortunately, we think that many of those bank executives who retained their jobs after the lending debacle in 1989-91 were chastened by the experience and are opting now to reduce their equity ratios by using capital to buy back stock. This not only increases earnings per share, as noted previously, but prevents the higher-risk lending we might otherwise be witnessing at this point in the economic cycle. The acceptance of share buybacks as a leverage strategy is an extremely positive development, and it is one we stress in our meetings with management.

Consolidation continues

During the year, five of the Fund's holdings announced their intention to be acquired. Although 1996 has been similar to 1995 in terms of the number of merger announcements, the size of the transactions has declined noticeably. The drought in large bank acquisitions was broken on August 30, when NationsBank and Boatmen's Bancshares (a St. Louis-based bank with about $40 billion in assets) announced that they were merging. This deal was significant for a number of reasons: It marked the return to the merger wars of a predator bank that had sat out the frenzy of 1995; it set very high pricing standards when measured by the price-to-book or price-earnings ratios; and it reinforced the use of purchase (rather than pooling) accounting for major acquisitions. The issue of accounting treatment is important because the "purchase" method allows an acquiring bank to continue the stock buyback programs that we like so much. While purchase accounting has historically been frowned on by many bank investors, it has gained credibility now that it has been employed successfully this year by two of the nations biggest banks, Wells Fargo and NationsBank. We think merger activity will accelerate over the next year, although perhaps not to the extreme levels of 1995. Over time, consolidation will be instrumental in the banking industry's achievement of greater efficiency and ability to make technological investments. Even if we were to never own another bank that got taken over, we would still be big fans of bank consolidation.

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended December 31, 1996." The chart is scaled in increments of 10% from bottom to top, with 30% at the top and 0% at the bottom. Within the chart, there are two solid bars. The first represents the 25.06% total return for The Southeastern Thrift and Bank Fund, Inc. The second represents the 28.01% total return for the average open-end financial services fund. Footnote below reads: "The total return for The Southeastern Thrift and Bank Fund, Inc. is at net asset value with all distributions reinvested. The average open-end financial services fund is tracked by Lipper Analytical Services."

Dateline: Washington, D.C.

Since our last communication, several legal and regulatory issues have been resolved in a favorable manner. On July 1, the Supreme Court affirmed a lower court ruling that one of our holdings, Glendale Federal, had suffered from a breach of contract when Congress changed the accounting rules for Supervisory Goodwill in 1989. We own several savings and loans that have similar claims in other "goodwill" suits. The stock market was intensely interested in these stocks for a few days immediately preceding and following the Supreme Court ruling, but we feel these stocks are somewhat overlooked now as the headlines have faded.

More recently, as part of the Omnibus Budget Reconciliation Bill, Congress and the President enacted legislation to recapitalize the Savings Association Insurance Fund. In return for a one-time assessment this year, the savings and loan industry will see its FDIC premiums cut dramatically in 1997 to levels comparable to those of the banks. Most of the Fund's thrift holdings accrued these charges in the third quarter of 1996 and will see a 3-5% earnings pick up in 1997 from the lower premiums. With this legislation, the road has been paved for a merging of the bank and savings association insurance funds and eventually for a single banking charter. This will make it much more common for commercial banks to merge with thrifts.

"...several
legal and
regulatory
issues have
been
resolved in
a favorable
manner."

And finally, the banks' struggle for expanded powers rages on. Although repeal of Glass-Steagall was nixed by Congress for 1996, the Federal Reserve recently authorized banks to receive a larger portion of their business from underwriting stocks and bonds. Previously capped at 10%, the banks are now allowed to derive 25% of revenue from the securities business. These changes have an immediate impact primarily on money center banks, but some of the Fund's larger superregionals could acquire a regional brokerage firm under the new guidelines. We are not particularly excited about the possibility of banks making an effort to be major players in the brokerage industry. Most of the banks we own are culturally ill-equipped to succeed in the securities business and risk cannibalizing profitable banking customers in the process. The biggest beneficiaries of a movement by banks into the brokerage business would be shareholders of regional brokerage firms that would become acquisition targets.

"...the
Fund has
continued to
increase its
finance
company
holdings..."

Portfolio composition and outlook

Our basic investment concept does not vary much. We buy undervalued regional banks and thrifts primarily in the Southeast that have solid earnings fundamentals and are likely to be in the path of industry consolidation. At year end, the Fund's assets were split as follows: 72% banks, 22% thrifts, 4% non-bank financials and 2% cash.

Over the past three years, many of the Fund's smaller bank and thrift holdings have been acquired for stock by a few large superregionals. As such, our holdings in NationsBank and First Union now comprise a higher proportion of the Fund's assets. As the market allows, we have reduced our positions in these and other larger-capitalization names and have invested the proceeds elsewhere. One area of focus has consistently been the conversion of many previously mutual savings and loans to stock ownership. These recent conversions are the least expensive of all financial institutions as many trade under their book value. Almost of all these companies have buyback programs in effect or planned and these repurchases increase their book value per share. In several cases during 1996, we sold shares into the buyback programs at prices greater than 20% higher than the conversion price and repositioned into other, more recently converted thrifts. Eventually, we expect many of the converted thrifts to be acquired by commercial banks. In addition, the Fund has continued to increase its finance company holdings, adding such names as Delta Financial, a sub-prime mortgage lender, and Willis Lease Finance, a commercial finance firm.

Overall, we feel that the basic investment strategy that we have been employing for the Fund will continue to work in the future. Bank stocks remain inexpensive, the economy is cooperating, and there are many years of industry consolidation to look forward to. We would change our mind about the attractiveness of bank equity investments only if these driving forces were to evaporate. And we don't think that's going to happen any time soon.


This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.
Sector investing is subject to different, and sometimes greater, risks than the market as a whole.



FINANCIAL STATEMENTS

The Southeastern Thrift and Bank Fund, Inc.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1996. You'll also find the net asset value per share as of that date.

Statement of Assets and Liabilities
December 31,1996
-----------------------------------------------------------------
Assets:
Investments at value -- Notes A & C:
Common stocks (cost -- $30,353,863)                 $  67,769,546
Preferred stocks (cost -- $904,000)                     1,045,875
Short-term investments (cost -- $26,507)                   26,507
Joint repurchase agreement (cost -- $3,084,000)         3,084,000
                                                    -------------
                                                       71,925,928
Cash                                                        2,385
Dividends and interest receivable                         195,336
                                                    -------------
Total Assets                                           72,123,649
-----------------------------------------------------------------
Liabilities:
Federal income tax payable -- Note A                    1,918,367
Dividend payable                                          118,017
Payable to John Hancock Advisers, Inc. -- Note B           35,942
Accounts payable and accrued expenses                      71,010
                                                    -------------
Total Liabilities                                       2,143,336
-----------------------------------------------------------------
Net Assets:
Capital paid-in                                        32,397,863
Net unrealized appreciation of investments             37,557,558
Undistributed net investment income                        24,892
                                                    -------------
Net Assets                                          $  69,980,313
=================================================================
Net Asset Value Per Share:
(based on 3,984,966 shares outstanding -- 50 million
shares authorized with $0.001 per share par value)   $      17.56
=================================================================

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Year ended December 31,1996
-----------------------------------------------------------------
Investment Income:
Dividends (including $30,967 received
from affiliated issuers)                              $ 1,690,379
Interest                                                  135,184
                                                    -------------
                                                        1,825,563
                                                    -------------
Expenses:
Investment advisory fee - Note B                        406,189
Administration fee - Note B                                93,736
Directors' fee                                             65,276
Custodian fee                                              39,770
Legal fees                                                 38,364
Auditing fee                                               32,300
Miscellaneous                                              16,132
Printing                                                   10,749
Transfer agent fee                                          6,274
                                                    -------------
Total Expenses                                            708,790
-----------------------------------------------------------------
Net Investment Income                                   1,116,773
-----------------------------------------------------------------
Realized and Unrealized Gain on Investments:
Net realized gain on investments sold
(net of Federal income taxes of $1,918,367 on
long term capital gains retained) - Note A              4,043,580
Change in net unrealized appreciation/depreciation
of investments                                          9,095,550
                                                    -------------
Net Realized and Unrealized
Gain on Investments                                    13,139,130
-----------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                             $14,255,903
=================================================================

See notes to financial statements.





Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                              -------------------------------
                                                                                  1995               1996
                                                                              ------------       ------------
Increase in Net Assets:
From Operations:
Net investment income                                                         $    872,309       $  1,116,773
Net realized gain on investments sold                                            2,872,899          4,043,580
Change in net unrealized appreciation/depreciation
of investments                                                                  15,128,944          9,095,550
                                                                              ------------       ------------
Net Increase in Net Assets Resulting from Operations                            18,874,152         14,255,903
                                                                              ------------       ------------
Distributions to Shareholders:
Dividends from net investment income ($0.2189
and $0.2740 per share, respectively)                                              (872,309)        (1,091,881)
Distributions from capital gains ($0.0633
and $0.1207 per share, respectively)                                              (252,208)          (480,985)
                                                                              ------------       ------------
Total Distributions to Shareholders                                             (1,124,517)        (1,572,866)
                                                                              ------------       ------------
Net Assets:
Beginning of period                                                             39,547,641         57,297,276
                                                                              ------------       ------------
End of period (including undistributed
net investment income of none
and $24,892, respectively)                                                    $ 57,297,276       $ 69,980,313
                                                                              ============       ============

Analysis of Common Share Activity:

                                                               YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------------
                                                         1995                               1996
                                              ----------------------------     ------------------------------
                                                 SHARES          AMOUNT           SHARES            AMOUNT
                                              -----------    -------------     ------------      ------------
Shares outstanding, beginning of period        1,992,483     $  26,214,577       3,984,966       $ 28,835,268
Reclassification of net long-term capital
gains (net of Federal income taxes of
$1,411,141 and $1,918,367,
respectively) - Note A                            --             2,620,691          --              3,562,595
Shares issued in stock split - Note A          1,992,483            --              --                 --
                                               ---------      ------------       ---------       ------------
Shares outstanding, end of period              3,984,966      $ 28,835,268       3,984,966       $ 32,397,863
                                               =========      ============       =========       ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders.

See notes to financial statements.





Financial Highlights

Selected data for each share of common stock outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                FISCAL
                                                                    YEAR ENDED JUNE 30,      PERIOD ENDED YEAR ENDED YEAR ENDED
                                                           ----------------------------------   DEC. 31,    DEC. 31,   DEC. 31,
                                                              1992(a)     1993(a)    1994(a)   1994(a)(b)   1995(a)     1996
                                                             -------     -------     -------    -------     -------    -------
Per Share Operating Performance
Net Asset Value, Beginning of Period                          $3.860      $6.430      $9.040     $10.830      $9.930     $14.38
                                                             -------     -------     -------     -------     -------    -------
Net Investment Income                                          0.050       0.055       0.105       0.075       0.219      0.280
Net Realized and Unrealized Gain (Loss) on Investments         2.580       2.555       2.232(c)   (0.670)(c)   4.513(c)   3.295(c)
                                                             -------     -------     -------     -------     -------    -------
Total from Investment Operations                               2.630       2.610       2.337      (0.595)      4.732      3.575
                                                             -------     -------     -------     -------     -------    -------
Less Distributions:
Dividends from Net Investment Income                          (0.050)       --        (0.103)     (0.130)     (0.219)    (0.274)
Distributions from Net Realized Gain on
  Investments Sold                                              --          --        (0.444)     (0.175)     (0.063)    (0.121)
Distributions from Paid-in Capital                            (0.010)       --          --          --          --         --
                                                             -------     -------     -------     -------     -------    -------
Total Distributions                                           (0.060)       --        (0.547)     (0.305)     (0.282)    (0.395)
                                                             -------     -------     -------     -------     -------    -------
Net Asset Value, End of Period                                $6.430      $9.040     $10.830      $9.930     $14.380    $17.560
                                                             =======     =======     =======     =======     =======    =======

Per Share Market Value, End of Period                         $5.500      $7.875     $10.625      $9.625     $13.750    $16.375
Total Investment Return at Market Value                        78.15%      43.18%      42.98%      (6.53%)     45.66%     21.96%
Ratios and Supplemental Data
Net Assets, End of Period (000's omitted)                    $25,623     $36,024     $43,145     $39,548     $57,297    $69,980
Ratio of Expenses to Average Net Assets                         2.17%       1.69%       1.46%       1.46%(e)    1.31%      1.13%
Ratio of Net Investment Income to Average Net Assets            1.06%       0.71%       1.01%       1.35%(e)    1.73%      1.79%
Portfolio Turnover Rate                                           42%         42%         23%          7%         14%        13%
Average Brokerage Commission Rate (d)                            N/A         N/A         N/A         N/A         N/A      $0.07

(a) All per share amounts and net asset values have been restated to reflect the 2 for 1 stock split effective November 30, 1995.
(b) Effective October 24, 1994, the fiscal period end changed from June 30 to December 31.
(c) Net of Federal Income taxes of $0.48 for December 31, 1996, $0.35 for December 31, 1995,
    $0.215 for December 31, 1994 and $0.260 for June 30, 1994 on net long-term capital gains retained by the Fund.
(d) Per portfolio share traded. Required for fiscal years that began September 1, 1995 or later.
(e) On an annualized basis.

The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: net investment income, dividends and gains (losses) of the Fund.
It shows how the Fund's net asset value for a share has changed since the end of the previous period. It also shows the total investment return for each period based on the market value of fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.






Schedule of Investments
December 31, 1996
-----------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Fund on
December 31, 1996. It's divided into three main categories: common stocks, preferred stocks and short-term investments. The stocks are further broken down by location. Under each location is a list of the stocks owned by the Fund.

                                                                                         MARKET
ISSUER, DESCRIPTION                                            NUMBER OF SHARES           VALUE
-------------------------------------------------              ----------------    ------------
COMMON STOCKS
Banks, Savings and Loans - Southeastern (by state)
Alabama (14.85%)
Colonial BancGroup, Inc.                                                49,278       $1,971,120
Compass Bancshares, Inc.                                                26,500        1,053,375
First Southern Bancshares                                               51,917          635,983
Peoples Banctrust Co., Inc.                                             22,000          682,000
Regions Financial Corp.                                                 30,400        1,571,300
Security Federal Bancorp., Inc. * +                                     33,600          571,200
Southern Banc Co., Inc.                                                 34,900          458,062
Southtrust Corp.                                                        98,930        3,450,184
                                                                                  -------------
                                                                                     10,393,224
                                                                                  -------------
Florida (4.77%)
American Bancshares, Inc.*                                              40,000          315,000
BankUnited Financial Corp. (Class A) *                                  20,000          200,000
Barnett Banks, Inc.                                                     20,000          822,500
Commercial Bankshares, Inc.                                             21,000          309,750
Community Savings, FA                                                   26,666          546,653
Fidelity Federal Savings Bank of Florida                                   550            9,763
First Palm Beach Bancorp.                                               15,000          354,375
Seacoast Banking Corp.
of Florida (Class A)                                                    30,000          781,875
                                                                                  -------------
                                                                                      3,339,916
                                                                                  -------------
Georgia (5.56%)
ABC Bancorp.                                                            10,000          168,750
CCF Holding Co.                                                         30,700          460,500
Central & Southern Holdings Co.                                         68,600          806,050
Eagle Bancshares, Inc.                                                  60,000          930,000
First Liberty Financial Corp.                                           43,650          802,069
Flag Financial Corp.                                                    67,500          725,625
                                                                                  -------------
                                                                                      3,892,994
                                                                                  -------------

Louisiana (3.05%)
ISB Financial Corp.                                                     25,000          450,000
Teche Holding Co.                                                       25,000          359,375
Whitney Holding Corp.                                                   37,500        1,326,562
                                                                                  -------------
                                                                                      2,135,937
                                                                                  -------------
Mississippi (3.92%)
BancorpSouth, Inc.                                                      22,700          629,925
Hancock Holding Co.                                                     19,665          796,432
Peoples Holding Company (The)                                           15,600          592,800
Trustmark Corp.                                                         28,500          726,750
                                                                                  -------------
                                                                                      2,745,907
                                                                                  -------------
North Carolina (26.39%)
CCB Financial Corp.                                                     30,007        2,047,978
Centura Banks, Inc.                                                     42,837        1,911,601
First Citizens BancShares, Inc. (Class A)                               16,556        1,274,812
First Savings Bancorp., Inc.                                             9,910          185,813
First Union Corp.                                                       49,161        3,637,914
Green Street Financial Corp.                                             9,690          150,195
Haywood Bancshares, Inc.                                                53,400          984,562
LSB Bancshares, Inc.                                                    33,202          647,439
Mutual Community Savings Bank *                                         17,070          196,305
NationsBank Corp.                                                       21,350        2,086,963
Piedmont Bancorp., Inc.                                                 20,000          210,000
Rowan Bankcorp, Inc. *                                                  20,000          345,000
South Street Financial Corp. *                                          40,000          560,000
Southern National Corp.                                                 93,935        3,405,144
Stone Street Bancorp., Inc.                                             40,000          820,000
                                                                                  -------------
                                                                                     18,463,726
                                                                                  -------------
South Carolina (5.71%)
American Federal Bank - FSB                                             50,000          943,750
Carolina First Corp.                                                    18,828          364,793
First Financial Holdings, Inc.                                          25,000          562,500
PALFED, Inc.                                                            94,960        1,329,440
Plantation Financial Corp.                                              20,000          200,000
United Carolina Bancshares, Inc.                                        15,000          592,500
                                                                                  -------------
                                                                                      3,992,983
                                                                                  -------------
Tennessee (8.98%)
First American Corp.                                                    13,279          765,202
First Tennessee National Corp.                                          47,240        1,771,500
Union Planters Corp.                                                    96,079        3,747,081
                                                                                  -------------
                                                                                      6,283,783
                                                                                  -------------
Virginia (5.21%)
Commonwealth Bankshares, Inc.*                                          21,200          222,600
F & M National Corp.                                                    25,625          547,734
FFVA Financial Corp.                                                    26,000          533,000
Mainstreet Bankgroup, Inc.                                              50,000          950,000
Marathon Financial Corp.                                                10,000           51,250
Premier Bankshares Corp.                                                40,000          950,000
Salem Bank & Trust                                                      21,630          302,820
Security Bank Corp. *                                                   10,000           91,250
                                                                                  -------------
                                                                                      3,648,654
                                                                                  -------------
                            TOTAL BANKS, SAVINGS AND
                               LOANS -- SOUTHEASTERN                     78.44%      54,897,124
                                                                       -------    -------------
Banks and Thrifts - Other Regions (14.86%)
American National Bancorp., Inc. (MD)                                   87,300        1,058,513
Banc One Corp. (OH)                                                     16,988          730,484
Boatmen's Bancshares, Inc. (MO)                                         16,800        1,083,600
CB Bancshares, Inc. (HI)                                                11,477          335,702
Cullen / Frost Bankers., Inc. (TX)                                      30,000          997,500
Equitable Federal Savings Bank* (MD)                                    17,000          480,250
First Commercial Corp. (AR)                                             32,910        1,221,784
First of America Bank Corp. (MI)                                        11,263          677,188
Mercantile Bancorp. (MO)                                                17,910          920,126
North Central Bancshares, Inc. (IA)                                     20,000          271,250
Pocahontas Federal Savings
& Loan Assn. (AR)                                                        5,000           87,500
Provident Bancorp., Inc. (OH)                                           30,000        1,020,000
Riggs National Corp. (DC)                                               15,000          258,750
Simmons First National Corp.
(Class A) (AR)                                                          30,000          810,000
Summit Bancshares, Inc. (TX)                                            12,000          274,500
Texas Regional Bancshares,
Inc. (Class A) (TX)                                                      5,000          170,000
                                                                                  -------------
                                     TOTAL BANKS AND
                             THRIFTS - OTHER REGIONS                     14.86%      10,397,147
                                                                       -------    -------------
Other (3.54%)
Affinity Technology Group *                                              6,000           39,000
BA Merchant Services Inc. (Class A) *                                   39,200          700,700
Delta Financial Corp.*                                                   9,000          162,000
Matrix Capital Corp.*                                                   10,000          158,750
National Processing, Inc.*                                              15,700          251,200
Security First Network Bank *                                            1,500           15,375
Sirrom Capital Corp.                                                     8,000          294,000
Ugly Duckling Corp.*                                                     1,500           29,250
Union Acceptance Corp. (Class A) *                                      10,000          177,500
Willis Lease Finance Corp.*                                             20,000          257,500
Wilshire Financial Services Group, Inc.*                                24,000          390,000
                                                                                  -------------
                                                                                      2,475,275
                                                                                  -------------
                                TOTAL COMMON STOCKS
                                  (Cost $30,353,863)                     96.84%      67,769,546
                                                                       -------    -------------
PREFERRED STOCKS
Republic Security Financial Corp.,
Ser C 7.00%, (Florida)                                                  10,000          112,500
Roosevelt Financial Group, Inc.,
Ser F 6.50%, (Missouri)                                                 12,000          933,375
                                                                                  -------------
                              TOTAL PREFERRED STOCKS
                                     (Cost $904,000)                      1.50%       1,045,875
                                                                       -------    -------------


                                                      INTEREST       PAR VALUE           MARKET
                                                          RATE   (000 OMITTED)            VALUE
                                                     ----------  -------------    -------------
SHORT-TERM INVESTMENTS
Cash Equivalents
Deposits in Mutual Banks                                                   $27          $26,507
                                                                                  -------------
Joint Repurchase Agreement
Investment in a joint
repurchase agreement
transaction with
Lehman Brothers, Inc.
Dated 12-31-96, due
01-02-97 (secured by
U.S. Treasury Bonds
8.750% thru 13.250%
due 11-15-08 thru
11-15-18, and U. S.
Treasury Note 6.250%
due 6-30-98) -- Note A                                    6.70%           3,084       3,084,000
                                                                                  -------------
                       TOTAL SHORT TERM INVESTMENTS                       4.44%       3,110,507
                                                                       -------    -------------
                                  TOTAL INVESTMENTS                     102.78%     $71,925,928
                                                                       =======    =============

* Non-income producing security.
+ Denotes an affiliated company in which the Fund has ownership of at least 5% of the voting securities (See Note E of the Notes to Financial Statements).

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the fund.

See notes to financial statements.




NOTES TO
FINANCIAL STATEMENTS

The Southeastern Thrift and Bank Fund, Inc.

NOTE A --

The Southeastern Thrift and Bank Fund, Inc. (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940. The Fund's primary investment objective is long-term capital appreciation. Its secondary investment objective is current income.

ACCOUNTING POLICIES

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Investments in listed securities are valued at the last sales price on the exchange on which such securities are primarily traded. Listed securities for which no sales are reported and securities traded in the over-the-counter market are valued at the average of the most recent bid and asked prices. Investment securities for which no current market quotations are available are valued at fair market value as determined in good faith under the direction of the Fund's Board of Directors. Short-term investments which mature in less than 61 days when acquired by the Fund are valued at amortized cost. Short-term investments which mature in more than 60 days are valued at current market value until the sixtieth day prior to maturity at which time they are valued at amortized cost.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded using the specific lot basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS Net investment income and capital gains distributions are generally distributed annually and are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through December 31, 1996, which has no effect on the Fund's net assets, net investment income or net realized gains.

The Fund has the option and has chosen to retain and pay the applicable Federal income tax on $5,480,962 and $4,031,832 of its net long-term capital gains for the fiscal years ended December 31,1996 and December 31, 1995, respectively.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to Federal income tax on taxable income which is distributed to shareholders.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
INVESTMENT ADVISORY AND
ADMINISTRATION FEES AND
TRANSACTIONS WITH AFFILIATES

The Adviser is the Fund's investment adviser and administrator in accordance with the agreements described below.

The Fund operates under an investment advisory agreement which calls for the Adviser to furnish office space, furnishings and equipment and to provide the services of persons to manage the investment and reinvestment of the Fund's assets and to continuously review, supervise and administer the Fund's investment program. In return, the Fund has agreed to pay the Adviser a monthly advisory fee at an annual rate of 0.65% of the Fund's average net assets, or a flat annual fee of $50,000, whichever is higher. In addition, if total Fund expenses exceed 2% of the Fund's average net assets in any one year, the Fund may require the Adviser to reimburse the Fund for such excess, subject to a minimum fee of $50,000.

The Fund has also entered into an administration agreement with the Adviser pursuant to which the Adviser provides certain administrative services required by the Fund. In return, the Fund has agreed to pay a monthly administration fee at an annual rate of 0.15% of the Fund's average net assets, or a flat annual fee of $22,000, whichever is higher.

The Fund does not pay remuneration to its officers nor to any director who may be employed by an affiliate of the Fund. Certain officers of the Fund are officers of the Adviser.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended December 31, 1996, aggregated $8,250,402 and $12,072,332, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended December 31, 1996.

The cost of investments owned at December 31,1996 (excluding deposits in mutual savings banks) for Federal income tax purposes was $34,341,863. Gross unrealized appreciation and depreciation of investments aggregated $37,619,283 and $61,725, respectively, resulting in net unrealized appreciation of $37,557,558.

NOTE D --
SHARES REPURCHASED AND TENDER OFFERS

The Fund from time-to-time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board currently intends each quarter during periods when the Fund's shares are trading at a discount from the net asset value to consider the making of tender offers. The Board may at any time, however, decide that the Fund should not make share repurchases or tender offers.

NOTE E --
TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represents 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the period ended December 31, 1996 is set forth below.





                             ACQUISITIONS      DISPOSITIONS
              BEGINNING    ---------------------------------    ENDING
               SHARE       SHARE            SHARE                SHARE    REALIZED   DIVIDEND    ENDING
               AMOUNT      AMOUNT    COST   AMOUNT      COST     AMOUNT    GAIN       INCOME     VALUE
             -----------------------------------------------------------------------------------------

Security
Federal
Bancorp.,
 Inc.         33,600        --     $  --      --       $  --      33,600   $  --      $20,160  $571,200

Valley
Federal
Savings
Bank          18,011        --        --    18,011     *314,066     --        --       10,807     --
                                                                                      -----------------
                                                                                      $30,967  $571,200
                                                                                      =================

*The disposition was a merger.



INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Southeastern Thrift and Bank Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Southeastern Thrift and Bank Fund, Inc. (the "Fund") as of December 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for the fiscal years ended December
31, 1996, 1995,and 1994 and for each of the years in the three-year period ended June 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31,1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 7, 1997

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the distributions of the Portfolio during its fiscal period ended December 31, 1996.

The Fund distributed to shareholders of record December 23, 1996 and payable December 30, 1996 a short-term capital gains dividend of $0.12070. This amount was reported on the 1996 U.S. Treasury Department
Form 1099-DIV. With respect to the Fund's ordinary taxable income for the fiscal period ended December 31, 1996, 100.0% qualifies for the dividends received deduction available to corporations.

Shareholders will receive a 1996 U.S. Treasury Department Form 1099-DIV in January of 1997. This will reflect the total of all distributions which are taxable for the calendar year 1996.

The Fund has chosen to retain (and pay federal corporate income tax on) a portion of net long-term capital gains for its fiscal period ended
December 31, 1996.

Within 60 days of the Fund's fiscal year end, the Fund will mail to its shareholders of record on December 31, 1996 a designation, on Internal
Revenue Service (IRS) Form 2439, of that portion of the undistributed capital gains for the year to be included in a shareholder's 1996 taxable income as long-term capital gains ($1.37543 per share), and will show their portion of the tax paid by the Fund on these gains ($0.48140 per share), which may be credited against any federal income tax due.
These gains will not be reported to shareholders on Form 1099-DIV, the form on which the Fund would ordinarily report income taxable to a shareholder.

To reflect the Fund's retention of capital gains and payment of the related tax and their pass through to shareholders as described above, shareholders are entitled to increase the adjusted tax basis of their shares ($0.89403 per share) in the Fund as provided in Internal Revenue
Code (IRC) section 852(b)(3).

Trustees for Individual Retirement Accounts (IRAs) and organizations which are exempt from federal income tax under IRC section 501(a) (and to which IRC section 511 does not apply) should claim a refund by filing
Form 990-T with the IRS. Record owners who are not the actual owners
(nominees) will also be required to report the amounts shown on Form
2439 to the actual owners within 90 days of the Fund's fiscal year (on or before March 31, 1997) and the IRS in the manner required by the instructions of Form 2439. A trustee or custodian of an IRA should not send a copy of Form 2439 to the owner of the IRA.

State tax consequences may differ from those described above and may vary from state to state. Therefore, shareholders should consult their state tax advisers for specific information regarding their particular situations. Non-resident aliens may also have different tax consequences and should consult their tax adviser.

REPURCHASE AGREEMENTS

A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

Repurchase transactions must be fully collateralized at all times, but they involve some credit risk to the Fund if the other party defaults on its obligations and the Fund is delayed or prevented from liquidating the collateral. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller on a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and expense of enforcing its rights.

DIVIDEND REINVESTMENT PLAN

The Fund offers its registered stockholders an automatic Dividend
Reinvestment Plan (the "Plan") which enables each participating stockholder to have all dividends (indicates income dividends and/ or capital gains distributions) payable in cash reinvested by the Plan
Agent in shares of the Fund's Common Stock. However, stockholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying State Street Bank and Trust
Company (the "Plan Agent") in writing. Stockholders who do not participate will receive all dividends in cash.

In the case of stockholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record stockholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non-participating beneficial owners. These record holders will then credit the beneficial owners' accounts with the appropriate stock or cash distribution.

Whenever the market price of the Fund's stock equals or exceeds net asset value per share, participating stockholders will be issued stock valued at the greater of (I) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund's stock exceeds the market price per share on the record date, the Plan Agent shall make open market purchases of the Fund's stock for each participating stockholder's account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date the balance of shares will be purchased form the Fund at the average price of shares purchased on the open market. Each participating stockholder will be charged a pro rata share of brokerage commissions on all open market purchases.

The shares issued to participating stockholders, including fractional shares, will be held by the Plan Agent in the name of the stockholder.
The Plan Agent will confirm each acquisition made for the account of the participating stockholder as soon as practicable after the payment date of the distribution.

The reinvestment of dividends does not in any way relieve participating stockholders of any Federal, state or local income tax which may be due with respect to each dividend. Dividends reinvested in shares will be treated on your Federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the NASDAQ National Market System as of the dividend payment date.
Distributions from the Fund's long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

Additional information may be obtained from the Customer Service
Department, The Southeastern Thrift and Bank Fund, Inc., 101 Huntington
Avenue, Boston, Massachusetts 02199-7603; (800) 225-5291.



The Southeastern Thrift and Bank Fund, Inc.

[THIS PAGE INTENTIONALLY LEFT BLANK]



The Southeastern Thrift and Bank Fund, Inc.

[THIS PAGE INTENTIONALLY LEFT BLANK]



The Southeastern Thrift and Bank Fund, Inc.

[THIS PAGE INTENTIONALLY LEFT BLANK]



A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603


Bulk Rate
U.S. Postage
PAID
S. Hackensack, NJ
Permit No. 750



A recycled logo in lower left hand corner with the caption " Printed on
Recycled Paper."              PT00A   12/96
                                       2/97

